UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

Filed by the Registrant	☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

Albany Molecular Research, Inc.

_________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

N/A

_________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: ______________________
(2) Aggregate number of securities to which transaction applies: ______________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________________________

(4) Proposed maximum aggregate value of transaction: _____________________________
(5) Total fee paid: __________________________________________________________
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: __________________________________________________
(2)	Form, Schedule or Registration Statement no.: _________________________________
(3)	Filing Party: ____________________________________________________________
(4)	Dated Filed: ____________________________________________________________

ALBANY MOLECULAR RESEARCH, INC.
 26 Corporate Circle
Albany, New York 12203

May 4, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Albany Molecular Research, Inc. to be held on Monday, June 4, 2007 at 10:00 a.m., local time, at the Company’s corporate offices located at 26 Corporate Circle, Albany, New York 12203.

The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully. Following the formal portion of the meeting, we will review our operations, report on 2006 financial results and discuss our plans for the future.

Your vote is important to us. We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you please complete, date, and sign the enclosed proxy card and return it as promptly as possible in the envelope provided. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Sincerely,

Thomas E. D’Ambra, Ph.D.
Chairman, Chief Executive Officer and President

ALBANY MOLECULAR RESEARCH, INC.

26 Corporate Circle
Albany, New York 12203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 4, 2007

To the Stockholders of Albany Molecular Research, Inc.,

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Albany Molecular Research, Inc., a Delaware corporation (the “Company”), will be held on Monday, June 4, 2007 at 10:00 a.m., local time, at the Company’s corporate offices located at 26 Corporate Circle, Albany, New York 12203 (including any adjournments or postponements thereof, the “Annual Meeting”) for the following purposes:

1.	To elect three (3) Class III directors of the Company, each to serve until the 2010 annual meeting of stockholders and until his/her successor is duly elected and qualified or until his/her earlier resignation or removal; and

2.	To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record of the Company’s common stock, par value $.01 per share, at the close of business on April 25, 2007 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we urge you, whether or not you plan to attend the Annual Meeting, to complete, sign, date and mail promptly the enclosed proxy which is being solicited on behalf of the board of directors so that your shares will be represented at the Annual Meeting.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors,

Mark T. Frost
Chief Financial Officer and Treasurer

Albany, New York
May 4, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ALBANY MOLECULAR RESEARCH, INC.
26 Corporate Circle
Albany, New York 12203

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 4, 2007

May 4, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Albany Molecular Research, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Monday, June 4, 2007 at 10:00 a.m., local time, at the Company’s corporate offices located at 26 Corporate Circle, Albany, New York 12203 or at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2006, is being mailed together with this proxy statement to all stockholders of the Company entitled to vote at the Annual Meeting. The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 4, 2007 in connection with the solicitation of proxies for the Annual Meeting.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.	The election of three Class III directors of the Company, each to serve until the 2009 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal; and

2.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”) at the close of business on April 25, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 32,853,370 shares of Common Stock were issued, outstanding and entitled to vote at the Annual Meeting.

The holders of Common Stock outstanding as of the Record Date are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote by proxy by completing, signing, dating and returning the accompanying proxy card in the postage-prepaid envelope enclosed for that purpose. Execution of the proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the taking of the vote at the Annual Meeting. Proxies may be revoked by (1) filing with the Secretary of Albany Molecular Research, Inc., before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Albany Molecular Research, Inc. before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Albany Molecular Research, Inc., Albany, NY 12203, Attention: Michael P. Williams, Secretary, before the taking of the vote at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

Election of Directors.   Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The three nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of Directors at the Annual Meeting will be elected to the Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of plurality. Votes withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of directors.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. The persons named as attorneys-in-fact in the proxies, Thomas E. D’Ambra and Mark T. Frost, were selected by the Board of Directors and are officers of the Company. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, properly executed proxies will be voted “FOR” the election of the nominees for director listed in this Proxy Statement. It is not anticipated that any matters other than the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A representative from Mellon Investor Services will serve as the Inspector of Elections and will count all votes and ballots.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of eight members and is divided into three classes, with two Class I directors (Una S. Ryan, Ph.D., O.B.E. and Arthur J. Roth), three Class II directors (Paul S. Anderson, Ph.D., Donald E. Kuhla, Ph.D. and Kevin O’Connor) and three Class III directors (Thomas E. D’Ambra, Ph.D., Anthony P. Tartaglia, M.D. and Veronica G. H. Jordan, Ph.D.). Directors serve for three year terms with one class of directors being elected by the Company’s stockholders at each Annual Meeting.

At the Annual Meeting, three Class III directors will be elected to serve until the 2010 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Thomas E. D’Ambra, Ph.D.; Anthony P. Tartaglia, M.D.; and Veronica G. H. Jordan, Ph.D. for election as Class III directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Thomas E. D’Ambra, Ph.D.; Anthony P. Tartaglia, M.D.; and Veronica G. H. Jordan, Ph.D as Class III directors. Each nominee has agreed to stand for election and to serve, if elected, as director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation

The Board of Directors of the Company unanimously recommends a vote FOR the election of its nominees as directors of the Company.

The following table sets forth the nominees to be elected at the Annual Meeting and continuing directors, the year each such nominee or director was first elected a director, the positions with the Company currently held by each nominee and Director, the year each nominee’s or continuing director’s current term will expire and each nominee’s and continuing director’s current class.

Name	Positions with the Company	Age	Year First Became Director
Class III — Term Expires in 2007
Thomas E. D’Ambra, Ph.D.*	Chairman of the Board of Directors, Chief Executive Officer and President	51	1991
Anthony P. Tartaglia, M.D. (1)(2)(4)(5)*	Director	74	1995
Veronica G. H. Jordan, Ph.D.*(1)(2)	Director	56	2006

Class I — Term Expires in 2008
Una S. Ryan, Ph.D., O.B.E (3)(4)	Director	65	2006
Arthur J. Roth (1)(3)	Director	67	2003

Class II — Term Expires in 2009
Paul S. Anderson, Ph.D. (2)(4)	Director	69	2002
Donald E. Kuhla, Ph.D (3)(4)	Director	64	1995
Kevin O’Connor (2)(3)	Director	52	2000

DIRECTORS AND EXECUTIVE OFFICERS

Albany Molecular Research, Inc.’s executive officers are appointed on an annual basis by, and serve at the discretion of the Board. Each executive officer is a full-time employee of Albany Molecular Research, Inc. The directors, nominees and executive officers of Albany Molecular Research, Inc. are as follows:

Name	Age	Positions with the Company
Thomas E. D’Ambra, Ph.D*	51	Chairman of the Board of Directors, Chief Executive Officer and President
Mark T. Frost	43	Chief Financial Officer, Treasurer
Michael P. Trova, Ph.D	45	Senior Vice President, Chemistry
Kenton L. Shultis (6)	51	Advisor to the Chief Executive Officer
Paul S. Anderson, Ph.D. (2)(4)	69	Director
Veronica G. H. Jordan, Ph.D.* (1)(2)	56	Director
Donald E. Kuhla, Ph.D (3)(4)	64	Director
Kevin O’Connor (2)(3)	52	Director
Arthur J. Roth (1)(3)	67	Director
Una S. Ryan, Ph.D., O.B.E (3)(4)	65	Director
Anthony P. Tartaglia, M.D. (1)(2)(4)(5)*	74	Director

*	Nominee for election.

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating Committee.

(4)	Member of Research & Development Committee.

(5)	Lead Independent Director.

(6)	Mr. Shultis was no longer employed by the Company as of January 3, 2007.

BIOGRAPHICAL INFORMATION

Nominees for Election as Class III Directors — Terms Expiring 2007

Thomas E. D’Ambra, Ph.D. co-founded the Company in 1991 and has served as our Chairman of the Board and Chief Executive Officer since inception. Dr. D’Ambra was appointed the additional title of President in February 2003, a position he also held from 1991–1998. Prior to co-founding the Company, Dr. D’Ambra served as the Vice President, Chemistry and co-founder of Coromed, Inc., a traditional development contract research organization, from 1989 to 1991 and Group Leader and Senior Research Chemist with Sterling Winthrop, Inc., a pharmaceutical company, from 1982 to 1989. Dr. D’Ambra is also a director of Fluorous Technologies, Inc. Dr. D’Ambra holds a B.A. degree in chemistry from the College of the Holy Cross and a Ph.D. in organic chemistry from the Massachusetts Institute of Technology.

Anthony P. Tartaglia, M.D. has served as one of our directors since October 1995. Dr. Tartaglia served as a physician with Albany Medical Center from 1984 until his retirement in June 1998 and also served as Dean of Albany Medical College from 1990 to June 1995. Dr. Tartaglia previously served as Executive Director of the Albany Medical Center Hospital from 1987 to 1990, Senior Vice President for Patient Care of the Albany Medical Center from 1984 to 1987 and as Chief of Medicine at St. Peter’s Hospital in Albany from 1975 to 1984. Dr. Tartaglia holds a B.S. degree in biology from Union College and an M.D. from the University of Rochester Medical School.

Veronica G. H. Jordan, Ph.D. has served as one of our directors since October 2006. Most recently she served as president, chief executive officer and board director of Medelle Corporation, a medical device company dedicated to the treatment of infertility. Prior to joining Medelle, Dr. Jordan served 14 years, 1987–2001, at Parexel International Corporation, a global contract pharmaceutical outsourcing organization that provides clinical research, medical marketing and consulting services. Dr. Jordan worked at Biogen Incorporated (now Biogen Idec), 1981–1987 in various senior management roles and was ultimately promoted to director of marketing and business development. In 1979, Dr. Jordan began her industry career in the R&D labs at Baxter International after earning a B.Sc. in Biochemistry from Cambridge University and a Ph.D. in Biochemistry/Cell Biology from Oxford University, and completing a postdoctoral research fellowship at the Dana Farber Cancer Institute.

Incumbent Class I Directors — Terms Expiring in 2008

Arthur J. Roth has served as one of our directors since October 2003. Mr. Roth previously served as commissioner of the New York State Department of Taxation and Finance from 1999 to 2003. Prior to his appointment as Commissioner, Mr. Roth was Deputy Commissioner for Operations, New York State Department of Taxation and Finance from 1996 until 1999. Mr. Roth was a senior consulting director with Coopers and Lybrand from 1992 to 1996 and a founder and managing director of Roth Nobis & Company, an accounting firm serving the manufacturing and service industries, from 1968 to 1992. Mr. Roth also serves as a director for several private companies. Mr. Roth is a certified public accountant and holds a B.A. degree from Syracuse University.

Una S. Ryan, Ph.D., O.B.E. has served as one of our directors since October 2006. Since 1993, she has served in senior leadership roles at AVANT Immunotherapeutics, Inc. (formerly T-Cell Sciences, Inc.), (NASDAQ: AVAN). Dr. Ryan joined AVANT as vice president of research and chief scientific officer. Since 1996, she has been CEO, president, and a director. Concurrently, she holds the position of research professor of medicine at the Whitaker Cardiovascular Institute of Boston University School of Medicine. Prior to AVANT, she was director of health sciences at Monsanto Corporation, 1990 to 1993. Before that, she held a number of positions in academia, including research professor of surgery at Washington University School of Medicine in St. Louis, 1990 to 1994; and professor of medicine at the University of Miami School of Medicine, 1972 to 1989. Dr. Ryan graduated summa cum laude from England’s Bristol University, with B.Sc. degrees in Zoology, Chemistry, and Microbiology. She received a Ph.D. in Cell Biology from Cambridge University. Dr. Ryan serves on several boards, including the board of BIO, and is immediate past chair of the Massachusetts Biotechnology Council. In 2002, she was awarded the Order of the British Empire (O.B.E.) for her work to foster and promote biotechnology.

Incumbent Class II Directors — Terms Expiring in 2009

Paul S. Anderson, Ph.D. has served as one of our directors since May 2002. In March 2006, the American Chemical Society bestowed its highest honor upon Dr. Anderson, the 2006 Priestley Medal, for distinguished service in the field of chemistry. Dr. Anderson served as Vice President of drug discovery at Bristol-Myers Squibb Company from 2001 to 2002. Prior to that, Dr. Anderson served as Senior Vice President of chemical and physical sciences for the DuPont Pharmaceuticals Company from 1998 until 2001 when DuPont Pharmaceuticals Company was acquired by Bristol-Myers Squibb Company. Dr. Anderson previously served in a number of research and leadership positions at Merck from 1964 to 1998. Dr. Anderson has served as Chairman of the medicinal chemistry division of the American Chemical Society, Chairman of the Gordon Research Conference on Medicinal Chemistry, and Chairman of the National Institutes of Health Study Section on Bioorganic Chemistry and Natural Products. In 1997, he served as President of the American Chemical Society. Dr. Anderson also serves as a director of MDS, Inc., a Canadian life sciences company. Dr. Anderson obtained a B.S. in chemistry from the University of Vermont and a Ph.D. in chemistry from the University of New Hampshire.

Donald E. Kuhla, Ph.D. was employed by the Company in 2004 and focused on business development activities. Prior to that, Dr. Kuhla served as our Executive Vice President and Organichem’s President from January 2003 through December 2003 and as our President and Chief Operating Officer from July 1998 to February 2003. Dr. Kuhla has served as a director since October 1995. Prior to joining us as an employee, Dr. Kuhla served as Vice President and Chief Technical Officer of Plexus Ventures, Inc., a biotechnology investment and consulting company, from February 1994 to June 1998, the Chief Operating Officer of Hybridon, Inc., a pharmaceutical company, and Enzymatics, Inc., a medical diagnostics company, from November 1990 to February 1994, in various positions with Rorer Group, Inc., a pharmaceutical company, from 1981 to 1990, and in various positions with Pfizer Inc., a pharmaceutical company, from 1968 to 1981. Dr. Kuhla is also a director of NPS Pharmaceuticals Inc. and Synthetech, Inc. Dr. Kuhla holds a B.A. degree in chemistry from New York University and a Ph.D. in organic chemistry from Ohio State University.

Kevin O’Connor has served as one of our directors since March 2000. Mr. O’Connor has served as Chief Executive Officer of Tech Valley Communications, a telecommunications company, since July 2000. Mr. O’Connor previously served as the President of the Center for Economic Growth, Inc., a business-sponsored economic development organization, from February 1992 through July 2000. Mr. O’Connor also served as a Deputy Commissioner for the New York State Department of Economic Development from September 1987 to February 1992, as a Program Associate for the New York State Governor’s Office from July 1984 to September 1987 and held various positions in the New York State Division of the Budget and the New York State Department of Health from January 1980 to July 1984. Mr. O’Connor also serves as a director of several private companies and non-profit organizations. Mr. O’Connor holds a B.A. degree in history and a Masters degree in public administration from the State University of New York College in Brockport.

Executive Officers who are not Directors

Mark T. Frost has served as our Chief Financial Officer since December 2004. Prior to joining us, Mr. Frost was Vice President, Finance for Smith & Nephew Endoscopy, a global medical device division of S&N PLC, a medical device company, from September 1999 to November 2004. Prior to that, Mr. Frost spent 14 years in progressively responsible positions at General Electric Company, culminating in his appointment as chief financial officer of GE Capital’s Groupe Sovac Auto Financial Services in France. Prior to becoming CFO, he had been director of financial planning and analysis and deputy managing director and chief financial officer of GE Capital’s joint venture in Thailand. In addition, Mr. Frost held positions within GE Medical, GE’s Corporate Audit Staff, and he completed GE’s Financial Management Program. Mr. Frost holds a B.A. degree in International Relations/Economics from Colgate University and has completed graduate coursework at INSEAD.

Kenton L. Shultis served as an Advisor to the Chief Executive Officer from October 2006 until he left the company on January 3, 2007. Prior to that, he was Vice President, Large Scale Manufacturing, from June 2003. Previously, Mr. Shultis served as Vice President of Operations, from February 2000 to June 2003. Prior to joining AMRI, Mr. Shultis was President and Chief Operating Officer for American Advanced Organics, from May 1998 to February 2000. Prior to that, Mr. Shultis served as Director of Chemical Development Pilot Plants, for Bristol-Myers Squibb, from July 1991 to October 1993. Also with BMS, Mr. Shultis was Department Head Lactam Pilot Plants, from September 1984 to July 1991. Mr. Shultis received a Master’s degree from the University of Minnesota under Prof. K. H. Keller and a B.S.Ch.E. from the University of Wisconsin.

Michael P. Trova, Ph.D. has served as our Senior Vice President, Chemistry since February 2004. Previously, Dr. Trova served as our Senior Vice President, Medicinal Chemistry from September 2000 to January 2004, Vice President, Medicinal Chemistry from March 1998 to August 2000, as our Director of Medicinal Chemistry from

August 1996 to March 1998 and as our Assistant Director of Medicinal Chemistry from August 1995 to August 1996. Prior to joining the Company, Dr. Trova was a staff scientist with American Cyanamid, Lederle Laboratories, a pharmaceutical company, from 1989 to August 1995, and a post-doctoral researcher at the Massachusetts Institute of Technology from 1987 to 1989. Dr. Trova holds a B.S. degree in chemistry from Rensselaer Polytechnic Institute and a Ph.D. in organic chemistry from Ohio State University.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Board of Directors and its Committees

The Board of Directors currently consists of eight (8) members. The Board of Directors is divided into three classes and each year one of those classes must stand for election. The Board of Directors of the Company held seven (7) meetings during 2006. During 2006, each of the incumbent directors then serving attended 100% of the total number of meetings of the Board of Directors and of the committees of which they were members. The Board expects all directors to attend annual meetings of stockholders and six out of seven directors then serving were in attendance at the 2006 Annual Meeting of Stockholders; Frank W. Haydu, III was absent. On July 27, 2006, Mr. Haydu resigned from the Board of Directors. On October 30, 2006, the Board of Directors elected two new members: Una S. Ryan, Ph.D., O.B.E.; and Veronica G. H. Jordan, Ph.D. The Board of Directors has established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), a Nominating and Corporate Governance Committee (the “Nominating Committee”) and a Research and Development Committee (the “Research Committee”).

Independence of Members of the Board of Directors

The Board of Directors has determined that each of the following Company’s non-employee directors, Paul S. Anderson, Ph.D., Veronica G. H. Jordan, Ph.D., Kevin O’Connor, Arthur J. Roth, Una S. Ryan, Ph.D., O.B.E., and Anthony P. Tartaglia, M.D., are independent within the meaning of the director independence standards of the NASDAQ Stock Market, Inc. (“NASDAQ”) and the director independence standards of the Securities and Exchange Commission (“SEC”). Furthermore, the Board of Directors has determined that each member of the Audit and Compensation Committees of the Board of Directors is independent within the meaning of the director independence standards of NASDAQ and the SEC, and that each member of the Audit Committee meets the heightened director independence standards for audit committee members of the SEC.

The Lead Independent Director. In this role created on November 9, 2005, Dr. Tartaglia has been assigned several responsibilities designed to enhance board effectiveness, including coordinating and moderating executive sessions of the board’s independent directors, acting as principal liaison between the board and Company management, advising the chair regarding scheduling and content of board meetings, and working with the chairman and independent directors in other areas to improve corporate governance.

The Lead Independent Director meets with the Board of Directors in executive session toward the end of every board meeting.

The Audit Committee

The Audit Committee appoints the independent registered public accountant to audit the Company’s financial statements and to perform services related to such audit, reviews the scope and results of the audit with the independent accountants, reviews the Company’s year-end operating results with management and the independent accountants, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants’ independence. The Audit Committee consists of Mr. Roth (Chair) and Drs. Jordan and Tartaglia, each of whom is independent as defined by the applicable rules of Nasdaq and the SEC, and as affirmed by the Board of Directors. The Board of Directors has determined that Mr. Roth qualifies as an “audit committee financial expert” as such term is defined by the rules adopted by the SEC. The Audit Committee held eight (8) meetings during 2006. During 2006, Dr. Anderson served on the Audit Committee and attended each of the meetings. A copy of the Audit Committee Charter is attached as an Exhibit.

The Compensation Committee

The Compensation Committee reviews and recommends the compensation arrangements for executive officers, including the Chief Executive Officer, and reviews general compensation levels for other employees as a group, determines equity-based awards to be granted to eligible persons under the Company’s 1998 Stock Option and Incentive Plan (the “1998 Stock Plan”) and Technology Development Incentive Plan and takes such other action as may be required in connection with the Company’s compensation and incentive plans. The Compensation Committee consists of Drs. Tartaglia (Chair), Jordan and Anderson, and Mr. O’Connor, each of whom is independent as defined by the applicable rules of Nasdaq and the SEC, and as affirmed by the Board of Directors. The Compensation Committee held three (3) meetings during 2006. A copy of the Compensation Committee Charter is available on the Company’s website at www.albmolecular.com under the Investor Relations section.

The Nominating Committee

The Nominating Committee consists of Messrs. O’Connor (Chair) and Roth, and Drs. Kuhla and Ryan. Dr. Ryan and Messrs. O’Connor and Roth are independent for purposes of the listing standards of Nasdaq. The Board of Directors, in order to alleviate undue burdens on certain Board members, appointed Dr. Kuhla, who is not currently deemed independent due to his prior employment with the Company, to the Nominating Committee to better balance the committee workload of the Board. It is expected that Dr. Kuhla will be deemed independent in 2008. The Nominating Committee is responsible for the implementation of the Company’s Corporate Governance Guidelines and the evaluation and recommendation to the Board of Directors of candidates for election to the Board of Directors. In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating Committee considers the minimum qualifications set forth in the Nominating Committee Charter including:

•	the highest personal and professional integrity,

•	demonstrated exceptional ability and judgment,

•	effectiveness, in conjunction with the other members of the Board, in collectively serving the long-term interests of the Company’s stockholders,

•	the nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition,

•	the nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve and;

•	to the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

The Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The Committee may assess the size of the Board of Directors, the need for particular expertise on the Board, the upcoming election cycle of the Board of Directors and whether any vacancies are expected, due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Committee will consider various potential candidates for director which may come to the Nominating Committee’s attention through current directors, professional search firms, stockholders or other persons. The Nominating Committee will consider candidates recommended by stockholders, when the nominations are properly submitted, under the criteria summarized above. Following verification of the stockholder status of persons proposing candidates, the Nominating Committee makes an initial analysis of the qualifications of any recommended candidate pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board of Directors before deciding to undertake a complete evaluation of the candidate. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders. See “Submission of Stockholder Proposals for 2007 Annual Meeting” in this Proxy Statement. The Nominating Committee held nine (9) meetings during 2006. A copy of the Nominating Committee Charter is available on the Company’s website at www.albmolecular.com under the Investor Relations section.

The Research & Development Committee

The Research & Development Committee was established by the Board of Directors in April 2005 and consists of Drs. Anderson (Chair), Kuhla, Ryan and Tartaglia. The Research & Development Committee assists the Company in evaluating research and development issues and decisions, and provides a detailed perspective on research and development efforts to the Board of Directors. The Research & Development Committee held four (4) meetings during 2006. A copy of the Research & Development Committee Charter is available on the Company’s website at www.albmolecular.com under the Investor Relations section.

Stockholder Communication

The Board of Directors welcomes the submission of any comments or concerns from stockholders and any interested parties. Communications should be addressed to Michael P. Williams, Secretary, Albany Molecular Research, Inc., 26 Corporate Circle, P.O. Box 15098, Albany, NY 12212-5098 and marked to the attention of the Board of Directors or any of its committees or individual directors.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the Chief Executive Officer and the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Company’s website, www.albmolecular.com, under the Investor Relations section. Any amendments to, or waivers of, the Code of Business Conduct and Ethics which applies to any of our executive officers or directors will be disclosed on our website promptly following the date of such amendment or waiver.

COMPENSATION DISCUSSION AND ANALYSIS

We provide a competitive total compensation package to our executive management team through a combination of base salary, an annual cash incentive, long-term equity incentive grants, a broad-based benefits program, and in some instances non-recurring perquisites.

We believe the total compensation paid to executive officers should be closely aligned with our performance on both a short and a long term basis. This Compensation Discussion and Analysis explains our compensation philosophy and policies and practices with respect to our chief executive officer, chief financial officer, and the other two most highly-compensated executive officers, who are collectively referred to as the named executive officers.

The Objectives of our Executive Program

The Compensation Committee of the Board of Directors is composed of independent directors. The primary purpose of the committee is to review, oversee, and evaluate our executive compensation policies, strategies and programs.

Our executive compensation programs are designed to achieve the following objectives:

•	Attract and retain key executive talent by providing compensation and benefit opportunities that are comparable to those offered by biotechnology, pharmaceutical and industrial companies of similar size that we compete with for executive talent.

•	Provide a competitive total compensation package based on an executive meeting or exceeding annually defined short and long-term business goals that align with the creation of shareholder value.

•	Recognize, and reward individual contributions to departmental and overall business results.

•	Foster a shared commitment among executives to meeting departmental and company goals while promoting the company’s shared core values.

The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, to consider appropriate compensation for our chief executive officer. For all other named executive officers, the committee meets outside the presence of all executive officers with the exception of our chief executive officer, Dr. Thomas D’Ambra. Dr. D’Ambra annually reviews each other named executive officer’s performance with the committee and makes recommendations to the Compensation Committee with respect to the appropriate base salary, payments to be made under our annual cash incentive plan, and the grants of long-term equity incentive awards for all executive officers, excluding himself.

Based in part on these recommendations from our CEO, the Compensation Committee approves the annual compensation package of the executive officers other than the CEO. The Compensation Committee annually analyzes the CEO’s performance and determines his base salary, annual incentive award payout and stock incentive awards based on its assessment of his performance. The annual performance review of our executive officers are considered when making decisions on setting base salary, targets for and payments under our annual incentive and grants of long-term equity incentive awards. When making such compensation decisions, the Compensation Committee considers the level of the position, salary history of the executive officer, and performance and contributions made by the executive officer. The Compensation Committee also reviews the analyses and recommendations of the executive compensation consultant retained by the committee and approves the recommendations with modifications as deemed appropriate by the Compensation Committee.

Compensation Philosophy and Principles

Our compensation philosophy for our executive officers is to hold base salary at or slightly below the median for the comparator industry and company size and supplement the difference in total compensation with performance-based short and long term incentives to provide a competitive total compensation opportunity.

We strive to attract and retain executives with the ability and the experience necessary to lead and deliver strong performance to our shareholders by providing a total compensation package that is competitive with total compensation provided by our industry peer group.

The Compensation Committee engaged an independent outside compensation consultant, Presidio Pay Advisors, Inc. (Presidio Pay) of San Francisco, California to advise it on matters related to the executive officers and board compensation.

We benchmark our salary, target incentive levels and practices, as well as performance results in relation to other comparable industry companies of similar size in terms of revenue, net income and number of employees. This group of companies represents an appropriate peer group and includes similar organizations with whom we would compete for executive talent. We annually review the companies in our peer group through the efforts of our compensation advisor, Presidio Pay.

Comparative Consideration

In 2006, the Compensation Committee engaged Presidio Pay to conduct a review of comparable compensation practiced for the executive officer group. Each position in the senior executive team including the CEO, CFO, and two other named executive officers was benchmarked against both a comparator group of publicly traded peer companies and against a competitive median of pharmaceutical and biotech companies who participated in applicable compensation surveys.

The companies included in the comparator group included the following:

Amylin Pharmaceuticals, Inc.	InterMune, Inc.
ArQule, Inc.	Ligand Pharmaceuticals, Inc.
Array Biopharma Inc.	Millennium Pharmaceuticals, Inc.
Cambrex Corporation	Neurocrine Biosciences, Inc.
Celgene Corporation	PPD, Inc.
Cephalon, Inc.	Protein Design Labs, Inc.
Covance Inc.	Regeneron Pharmaceuticals, Inc.
Discovery Partners International, Inc.	Transkaryotic Therapies, Inc.
Enzon, Inc.	Tripos, Inc.
Gilead Sciences, Inc.	Vertex Pharmaceuticals Incorporated

For the fiscal year used in our analysis, median revenue figure for the comparator group is $157MM, slightly below our comparable fiscal year-end 2005 revenue of $170MM. The median number of employees for the comparator was 630, lower than our employee population of 805. The median net income for the comparator group was a loss of $24.7 million, while we posted net income of $16.3 million.

In addition to the proxy data collected from the comparator group, established published surveys of life sciences, bio-technology, research and other technology industry compensation are used to determine our estimates of competitive market pay levels and practices. The benefit of published survey data is the large sample size of incumbents within companies of similar size and within our industry. The larger sample size, relative to publicly disclosed compensation data of our peers, increases the reliability of the data.

With respect to each element of compensation, we consider the competitive market for executives and compensation levels provided to executives at comparable companies, as presented previously. We review compensation practices at companies with which we compete for talent, including businesses engaged in business activities aligned or similar to ours specifically in the biotech, pharmaceutical, and scientific research areas. The businesses chosen for comparison may differ depending upon the scope of the employment market for the position and the nature of the section of the business for which the executive is responsible.

We review median compensation levels for executives for the comparator group and companies represented in the surveys, but we do not set a specific target range related to industry peers for individual executive compensation decisions. The median is used as one point of reference in making compensation decisions.

Additionally, we consider internal equity and pay relationships of one executive position compared to another. Individual contributions, performance, responsibilities, leadership and adherence to core corporate values and growth potential are other significant considerations.

Key Compensation Elements

Base Salary

It is our objective to have base salary reflect position responsibilities and the incumbent or potential incumbent’s value to the company in performing both their fixed and recurring job responsibilities. Executives are considered for periodic merit and competitive pay increases, generally on an annual basis, in the first quarter of the fiscal year.

Each of our four named executive officers are covered by an Employment Agreement. Minimum salaries are set in the agreement for the executives. These minimums have been determined by the company and reviewed and confirmed with the Compensation Committee based on a variety of factors, including:

•	The nature and responsibility of the position.

•	Salary norms of comparable persons in comparable companies.

•	Expertise of the individual executive.

•	The competitiveness of the market for the executive’s services.

•	The recommendations of the President and Chief Executive Officer, except in the case of his own.

The CEO conducts a formal annual performance appraisal for each executive in accordance with company policy and guidelines. The Board of Directors conducts appraisals of the performance of the CEO on an ongoing basis and, upon the recommendation of the Compensation Committee, meets to discuss the committee’s salary recommendation for the CEO during the first quarter of the year. At this meeting, the base salary recommendations of the CFO and other executives are discussed. The performance review and other factors noted above are considered.

The review of market information from our compensation consultant showed that, on average, base salaries for our executive officers were 10% below median competitive levels in the industry survey. This includes the matched positions of CEO, CFO, and roles similar to those of the other named executive officers. More specific peer group data shows our executive’s base salaries as being 35% below the median comparator group. In particular, our CEO’s base salary was 35% below the median CEO base salary, our Chief Financial Officer’s base salary was 20% below median CFO base salary for the comparator group, and the base salaries of our other named executive officers fell 38% to 43% below comparator group base salaries.

In light of the competitive market data provided by Presidio Pay and the annual review of each executive officer, the Compensation Committee recommended and the board approved increases in base salaries for the following executive officers, effective February 27, 2006:

Name	2006 Base Salary	Increase	New Base Salary
Dr. D’Ambra	$350,000	$50,000	$400,000
Mr. Frost	$260,000	$7,800	$267,800
Dr. Trova	$191,900	$8,100	$200,000

No adjustment was made to Mr. Shultis’ salary in 2006.

Annual Incentive Bonus Plan Awards

Our compensation program provides for an annual incentive cash bonus that is linked to individual, department and company performance. The purpose of this program is to provide additional compensation for individuals based on attaining or exceeding individual specific, department specific or corporate goals. Specific metrics are set for the goals that are closely related to company growth in such factors as revenue and margin and thus correlate with an increase in shareholder value.

The bonus program is designed to motivate and award achievement of critical financial and strategic goals and milestones. Bonuses are earned for achieving target performance levels with potential for greater or lesser amounts and are designed to motivate the executive and executive team to achieve or exceed financial performance goals to receive an award. No bonus is awarded if performance goals are not met.

At the beginning of each year, our Compensation Committee approves the corporate, department and individual goals under the bonus program and using competitive market practices as a guide, establishes the potential bonus payouts for each named executive officer at threshold, target and superior performance levels. Our President/CEO recommends the individual goals for named executive officers other than himself for review and approval by the Compensation Committee and the Compensation Committee determines the goals for the CEO.

NEO’s Potential Bonus Payouts (% of Base Salary)

	Threshold	Target	Superior
Dr. D’Ambra	17.5%	35%	52.5%
Mr. Frost	12.5%	25%	37.5%
Dr. Trova	8.5%	15%	25%

	% Bonus Based on Corporate Performance Measurements	% Bonus based on Department/ Individual Measurements
Dr. D’Ambra	50%	50%
Mr. Frost	50%	50%
Dr. Trova	40%	60%

The portion of the executive’s cash bonus that was calculated on corporate performance measurements in 2006 was based on December 31, 2006 goals and results for:

•	Contract revenue (Exclusive of Allegra/other royalty revenue)

•	Operating margin (Exclusive of Allegra/other royalty revenue)

•	Safety (Incident rate as compared to goals)

Goals and objectives for the fiscal year are recommended by the CEO and approved by the Compensation Committee. Goals are set using a figure for threshold, target and superior levels of performance. The Goals are designed to be in line with business objectives for substantial growth and are tied to the internal corporate budgeting process. The target goal is determined using prior year attainment, market conditions and setting reasonable stretch expectations of performance. Threshold and superior goals are established using reasonable over and under calculations.

The Company maintains a Technology Development Incentive Plan. The plan was adopted and approved by the Board of Directors as an incentive to stimulate and encourage development of novel and innovative technology. Employees who are the inventors and involved in the development of intellectual property that directly results in licensing, royalty or milestone revenue are entitled to technology incentive compensation in accordance with the plan.

Fiscal Year 2006 Bonus Decisions

For fiscal year 2006, it was determined that the aggregate of the performance targets that were set were “partially met.”

The performance target for contract revenue was achieved at the “threshold” level. The performance attained for safety related measurements was achieved at “target” level. The performance for operating margin was not achieved. The consideration of the measurements together resulted in an executive being eligible for a calculation of 50% of the threshold percentage bonus for the “corporate metric” portion of total bonus eligibility.

The portion of the executive’s bonus that was based on departmental/individual measurements was calculated based on applicable financial and other measurements and reviewed by the Compensation Committee and combined with the corporate portion of the incentive payment for the total bonus payment.

Long Term Incentive Compensation

We maintain a stock option and incentive program that provides for periodic awards of common stock and other option awards. Grants are typically made on an annual basis or at specific times, as designated by the CEO and approved by the Compensation Committee. The objective of the program is to align compensation for the named executive officers over a multi-year period directly with the interests of our shareholders. The program rewards the creation and preservation of long term shareholder value.

Grants are typically made on an annual basis or at specific times, as designated by the CEO and approved by the Compensation Committee. Board and committee meetings are scheduled in advance. The Compensation Committee delegated limited authority to the Chief Executive Officer to allocate equity awards to employees who are not executive officers. The timing of awards is made without regard to anticipated earnings or other major announcements of the company.

In general, newly hired employees, including executive officers, are granted stock options and/or other equity awards on the first day of employment, with the options having an exercise price based on the fair market value of our common stock on the date of grant. The employees’ start dates are scheduled without regard to anticipated earnings or other major announcements by the company.

The level of long term incentive compensation is determined based on the evaluation of the competitive considerations noted and by evaluating the executive’s performance toward achieving personal, departmental, and company-wide goals.

We review the mix of long term compensation, base salary and bonus payments with competitive market compensation data provided by the independent outside consultant. There is no specific fixed percentage of compensation set to be targeted as long term compensation based on industry practice. An annual award is made by the Compensation Committee to the executives in conjunction with our annual distribution of stock to employees. The level is determined considering the attainment of performance factors established with the executive and approved by the Compensation Committee at the beginning of the plan year, the consideration of industry standards and employee motivation and retention. In connection with its consideration of long-term stock awards to named executive officers other than the CEO, the Compensation Committee takes into account the recommendations made by the CEO.

Executives may also be awarded stock options or grants as a means of long term incentive compensation outside of the scheduled annual distribution to employees. Grants of this nature above a stated level, as with the annual grant, must be recommended by the CEO and reviewed and approved by the Compensation Committee, and are generally awarded for specific exceptional performance, recognition, retention of an executive, new employment packages and other milestones.

Mix of Restricted Stock and Stock Options

In 2006 the company, through the approval and oversight of the Compensation Committee, reviewed the mix of restricted stock and stock options granted to executives. The provisions of our stock incentive plan provides for the distribution of a number of potential equity vehicles, however we have primarily utilized only incentive stock options and restricted stock grants to date.

Following an assessment of the impact on the executive, company, and shareholders in terms of tax implications, risk, share dilution to shareholders, executive incentive to perform, and accounting expense considerations, in 2006 the Compensation Committee approved a long term incentive grant for executives that represented a mix of restricted stock and non-qualified stock options. The mix was established such that 60% of the grant for the named executives was designated as restricted stock, while 40% was designated as non-qualified stock options. Because restricted stock shares are “full value” awards, we consider one share of restricted stock to have the equivalent value of three stock options. This ratio applied to three (3) named executive officers, including the CFO. Our CEO, Thomas D’Ambra, did not receive any stock or option award in acknowledgement of to have the equivalent value of three stock options. This ratio applied to three (3) named executive officers, including the CFO. Our CEO, Thomas D’Ambra, did not receive any stock or option award in acknowledgement of Dr. D’Ambra’s current significant holdings of company stock. The Compensation Committee made the determination to acknowledge Dr. D’Ambra’s wishes to not be granted additional shares or options in 2006.

When making the determination in 2006 to change the annual grant from 100% restricted stock to a mix of restricted stock and non-qualified options, the committee considered the following factors while reviewing Incentive Stock Options (ISO’s), Non-qualified Stock Options (NQSO’s), and restricted stock as potential equity vehicles:

•	The ‘at risk’ natures of the grant — Stock options require that an executive create shareholder value through an increase in stock price in order to recognize any income at the time of exercise. This puts the option holdings at risk of generating no value if shareholders do not also recognize an increase in stock price.

•	The dilutive impact of the grant, as restricted stock require fewer number of shares to be granted to provide the same competitive value as options, and therefore the dilution effect on earnings per share is generally lower with restricted stock..

•	The impact of FAS 123(R) stock option expensing

•	The tax implications to the company and employee depends on the vehicle used.

•	The value of each form of equity grant to the employee as a motivation and/or retention tool.

•	The number of shares needed to motivate the executives.

Following the review of these factors, the committee concluded that the benefits to the Company and to the executives of non-qualified stock options outweighed the benefits for incentive stock options.

Further, the Compensation Committee concluded that a 60%/40% mix of restricted stock and non-qualified stock option grants would serve the interests of our shareholders by motivating our executives to remain with the company and continue to drive stock price increases and improvements in company performance.

Employment Agreements

We have entered into employment agreements (see “Potential Payments upon Termination or Change-in Control” below) with four of our named executive officers, Dr. D’Ambra, Mr. Frost, Dr. Trova and Mr. Shultis. These agreements provide for a certain level of severance in the event of a termination of employment by us without cause or by the executives for good reason. In return, each executive agrees, during the term of employment and for two years thereafter, not to compete with us or solicit our employees and independent contractors. We have also entered into Employee Innovation, Proprietary Information and Post-Employment Activity Agreements with each of our named executive officers. Under these agreements, each executive agrees, during the term of employment and for two years thereafter, not to engage in the sale or performance of any services for our customers or to solicit our employees. We believe that these agreements together are fair to our executives and to our shareholders because these agreements provide relatively modest severance in exchange for the restrictive covenants which protect us. Further, because the severance level is negotiated up front, it makes it easier for our board to terminate executives for any reason without the need for protracted negotiations over severance.

The employment agreements with our named executive officers also provide additional protection to the officers in the event of a change in control, including full vesting of stock options and restricted stock, and in the case of Dr. D’Ambra, additional severance. Our Compensation Committee believes it is fair to provide severance protection and accelerated vesting of equity grants upon a change in control. By agreeing up front to provide such protection, our Compensation Committee believes we can reinforce and encourage the continued attention and dedication of senior management to their assigned duties without distraction in the face of an actual or threatened change in control and ensure that management is motivated to negotiate the best merger consideration for our shareholders. The employment agreements also provide tax gross-up payments to Dr. D’Ambra, Mr. Frost and Dr. Trova in the event they become subject to the 20% golden parachute excise tax. We agree to this because our Compensation Committee believes that our top executives should be able to receive what they have bargained for without being subject to this tax.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors and the Directors who served as members of the Compensation Committee during 2006 have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussions, have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Compensation Committee

Anthony P. Tartaglia, M.D., Chairman
Paul S. Anderson, Ph.D.
Kevin O’Connor
Veronica G.H. Jordan, Ph.D.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table summarizes, for the year ended December 31, 2006, the compensation awarded or paid to, or earned by, our “principal executive officer,” “principal financial officer” and the two other highest paid executive officers whose total compensation in fiscal year 2006 exceeded $100,000 (our “Named Executive Officers”):

		Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (4)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Thomas D’Ambra, Ph.D.	2006	$390,385.00				$75,000.00	N/A	$2,714,068.00	$3,179,453.00
Chairman, President & CEO

Mark Frost	2006	$266,300.00		$21,674.00	$181,371.60	$35,149.00	N/A	$8,400.00	$512,894.60
Chief Financial Officer

Michael Trova, Ph.D.	2006	$198,437.00		$20,872.00	$3,464.17	$11,800.00	N/A	$8,213.00	$242,786.17
Senior Vice President, Chemistry

Kenton Shultis	2006	$190,000.00		$19,535.33	$3,464.17	$0.00			$8,184.00
Advisor to the Chief Executive Officer (5)

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of the Restricted Stock granted in 2006, as well as in prior years, in accordance with SFAS 123R. For restricted stock, fair value is calculated using the closing price of our stock on the date of the grant.

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to each of the named executives in accordance with SFAS 123R

(3)	This column represents earnings derived from payments from our annual incentive program. Each named executive received a payment based on the achievement of personal, departmental and corporate goals set for 2006 and is discussed in detail in the CD&A.

(4)	See the ‘All Other’ Compensation Table below for additional detailed information.

(5)	Mr. Shultis was no longer employed by the Company as of January 3, 2007.

All Other

	Payments Related to 401(k) Match (1)	Value of Life Insurance Premiums (2)	Tech Development Incentive Program (3)	Total
D’Ambra	$10,000	$900	$2,703,168	$2,714,068
Trova	$7,500	$713		$8,213
Frost	$7,500	$900		$8,400
Shultis	$7,500	$684		$8,184

(1)	This column reports company matching contributions to the named executives’ 401(k) savings account. Subject to caps imposed by the IRS, we provide a net contribution equal to 50% of salaried employees’ contribution to the 401(k) savings plan up to a maximum of 10% of salary.

(2)	This column represents taxable value of premiums made on the part of the company to cover Term Life Insurance for each of the named executive officers in the amount of two (2) times their base salary of the prior calendar year.

(3)	AMRI maintains a Technology Development Incentive Plan. The plan was adopted and approved by the Board of Directors as an incentive to stimulate and encourage development of novel and innovative technology. Employees who are the inventors and involved in the development of intellectual property that directly results in licensing, royalty or milestone revenue are entitled to technology incentive compensation in accordance with the plan. In 2006, Dr. D’Ambra was eligible for a TIC payment in the amount of $2,703,168.

Dr. D’Ambra, named as the inventor in our Allegra patents, is eligible for payments of 10% of the royalties from Sanofi Aventis under the terms of the Technology Development Incentive Plan.

The Company does not provide any perquisites to officers or directors.

Grants of Plan Based Awards

The following table provides information pertaining to equity awards granted to the named executives in 2006: (b), (c) and (d) represent the cash bonus potential for the NEO’s for the attainment of an incentive payout at the listed level, as explained in “Annual Incentive Bonus Awards” section of this document; The grant date (e); The number of restricted shares underlying the stock awards awarded to the named executives (f); The number of shares underlying option awards awarded to the named executives (g). This column shows the full grant date fair value of restricted stock awards and stock options under SFAS 123R granted to the named executives, in 2006. Generally, the full grant date fair value is the amount that the company would expense in its financial statements over the award’s vesting schedule. For restricted stock awards, fair value is calculated using the closing price of AMRI stock on the grant date. For stock options, fair value is calculated using the Black Scholes value on the grant date. The fair value shown for restricted stock awards and option awards are accounted for in accordance with SFAS 123R. For additional information on the valuation assumptions, refer to note 1 of the AMRI financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect the company’s accounting expense, and do not correspond to the actual value that will be recognized by the named executives.

Grants of Plan Based Awards

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards:				All other Stock Awards: Number of Shares of Stock or units	All other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Threshold ($)	Target ($)	Maximum ($)	Grant Date	(#) (1)	(#) (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Thomas D’Ambra, Ph.D.	$70,000	$140,000	$210,000
Chairman, President and CEO

Mark Frost	$32,500	$65,000	$97,500	5/5/2006		7200	$10.03	$31,608
Chief Financial Officer				5/5/2006	3600			$36,108

Michael Trova, Ph.D.	$16,320	$32,640	$48,960	5/5/2006		6000	$10.03	$26,340
Senior Vice President, Chemistry				5/5/2006	3000			$30,090

Kenton Shultis	$16,150	$32,300	$48,450	5/5/2006		6000	$10.03	$26,340
Advisor to the Chief Executive Officer (2)				5/5/2006	3000			$30,090

(1)	Named executives were awarded both shares of restricted stock and non-qualified stock options on May 5, 2006. The awards vest in accordance with the vesting schedule stipulated in the AMRI 1998 Stock Option and Incentive Plan; 60% vested on the third anniversary, 20% on the fourth anniversary and the final 20% on the fifth anniversary of the grant.

(2)	Mr. Shultis was no longer employed by the Company as of January 3, 2007.

Outstanding Equity Awards at 2006 Fiscal Year End

The following table provides information on the current holdings of stock option and stock awards by the named executives. This table includes unexercised and unvested option awards and restricted stock. Each equity grant is shown separately for each named executive.

The vesting schedule for each grant is based on the option or stock award grant date. The vesting schedule for each grant is: 60% vests on the third anniversary of the grant, 20% vests on the fourth anniversary of the grant and the final 20% vests on the fifth anniversary of the grant. The lone exception to this vesting schedule is the grant on December 4, 2004 for Mr. Frost. Options granted in this award vest based on the schedule: 25% vest on the attainment of one year of service, 6.25% vest in each of following 12 calendar quarters of service.

The market value of the stock awards is based on the closing market price of AMRI stock as of December 31, 2006, which was $10.56. For additional information about the option awards and stock awards, see the description of equity incentive compensation in the CD&A on page 8.

Outstanding Equity Awards at 2006 Fiscal Year End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested
Name	(#)	(#)	(#)	($)	Option Expiration Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas D’Ambra, Ph.D.			N/A					N/A	N/A
Chairman, President and CEO

Mark Frost	60,00	60,000	N/A	11.11	12/3/2014	10,000	105,600	N/A	N/A
Chief Financial Officer		7,200		10.03	5/5/2016	13,600	143,616

Kenton Shultis	3,851		N/A	$43.2500	2/2/2011	10,000	105,600	N/A	N/A
Advisor to the Chief	1,149			$43.2500	2/2/2011	3,000	31,680
Executive Officer	2,000			$24.6800	8/21/2011
	4,000			$25.4500	1/23/2012
	5,030			$15.3500	2/6/2013
	3,045			$15.3500	2/6/2013
	6,750			$15.8500	2/5/2014
	750			$15.8500	2/5/2014
		6,000		$10.0300	5/5/2016

Michael Trova, Ph.D.	4,383		N/A	1.755	12/15/2007	10,000	105,600	N/A	N/A
Senior Vice President,	4,000			10.00	2/3/2009	3,000	31,680
Chemistry	5,200			10.00	3/11/2009
	3,000			24.78	1/21/2010
	2,000			24.47	3/3/2010
	466			26.344	8/7/2010
	19,534			26.344	8/7/2010
	2,090			43.25	2/2/2011
	5,410			43.25	2/2/2011
	2,000			24.68	8/21/2011
	3,587			25.45	1/23/2012
	6,413			25.45	1/23/2012
	6,910			15.35	2/6/2013
	3,930			15.35	2/6/2013
	6,364			15.85	2/5/2014
	3,636			15.85	2/5/2014
		6,000		10.03	5/5/2016

Agreements with Named Executive Officers

The Company is party to employment agreements with the Named Executive Officers, Dr. D’Ambra, Mr. Frost, Dr. Trova and Mr. Shultis. The terms of the agreements are substantially similar, except with respect to stated minimum annual base salary ($400,000, $267,800, $191,870, and $190,000 for Dr. D’Ambra, Mr. Frost, Dr. Trova, and Mr. Shultis respectively), and as differentiated for the CEO and set forth below with respect to termination of employment upon a “change of control.”

The agreement for Dr. D’Ambra’s initial employment term increased from two to three years beginning on June 30th 2006, and automatically renews for two year periods thereafter until terminated. Mr. Frost, Dr. Trova, and Mr. Shultis have initial employment terms of two years beginning on their respective effective dates and renew automatically for two year periods thereafter. All of the agreements previously renewed after a term of one year. If the Company elects not to extend Dr. D’Ambra’s agreement for any reason, or if the executive’s employment is terminated by the Company without “cause” (as defined in the employment agreement) or by the executive upon a material breach of the agreement by the Company, the Company will continue to pay the executive his base salary for two years, plus bonus. This amount was for one year in the prior agreement. The other named executive officers pay continuation amount remains at one year.

If there is a “change of control” (as defined in the employment agreements) and within two (2) years following a “change in control” the executive’s employment is terminated without “cause” or the executive resigns for “good reason” (as defined in the employment agreement), then such executive will be entitled to receive a severance amount equal to the sum of a multiple of (i) the executive’s annual base salary, plus (ii) the executive’s cash bonus received in respect of the immediately preceding year. The multiple of the base salary and bonus to be paid by the Company to Dr. D’Ambra upon the termination of his employment following a “change of control” was changed to three times, and the multiple of base salary and bonus to be paid by the Company to Mr. Frost, Dr. Trova, and Mr. Shultis, upon the termination of their employment following a “change of control” remained one times salary with their new agreements.

The employment agreements initiated by the Board of Directors in 2006 for Dr. D’Ambra, Mr. Frost and Dr. Trova include a new provision for gross up payments in the event severance payments are subject to excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986. The Company will select a nationally recognized accounting firm to make a determination on the applicability of the gross up payment within fifteen business days of the executive’s termination. If the executive has been deemed a “specified employee” under Section 409A of the Code, and said severance payments are deferred for a period of time, the executive will receive interest at prime rate during the deferment period.

The Company has also entered into Employee Innovation, Proprietary Information, and Post-Employment Activity Agreements with its Named Executive Officers. Each agreement provides that, among other things, during the twenty four (24) month period immediately following the termination of his employment with the Company, the Named Executive Officer will not engage, directly or indirectly, in the sale or performance of any services for a customer for whom he performed services at any time during the twelve-month period immediately preceding the termination of his employment, nor solicit the company’s employees during that period.

Insurance coverage for Dr. D’Ambra was amended to provide for health and dental coverage for thirty six months (36), an increase from twelve (12) months in the previous agreement. In the event of a change in control, each of the named executive’s agreements was amended to provide for 100% vesting of stock grants, options and company 401(k) contributions.

Potential Payments upon Termination or Change-in-Control

The table below details the potential payments to the executives under the circumstances of termination that is listed.

The amounts listed in the table represent the total payment to be made for that compensation/benefit element, not an annual amount.

Potential Payments upon Termination or Change-in-Control

		Voluntary		Involuntary
Payments and Benefits	Name	Employee Termination Without Good Reason	Employee Termination upon Company Breach	Termination Without Cause	Termination for Cause	Termination upon Death or Disability (7)	Change of Control Without Termination	Termination after Change- in-Control (8)
Cash	D’Ambra	0	800,000	800,000	0	0	0	1,200,000
Severance	Frost	0	267,800	267,800	0	0	0	267,800
(1)	Shultis	0	190,000	190,000	0	0	0	190,000
	Trova	0	200,000	200,000	0	0	0	200,000

Pro Rata	D’Ambra	0	200,000	200,000	0	100,000	0	300,000
Bonus	Frost	0	53,170	53,170	0	53,170	0	53,170
(2)	Shultis	0	12,018	12,018	0	12,018	0	12,018
	Trova	0	27,667	27,667	0	27,667	0	27,667

Stock	D’Ambra	0	0	0	0	0	0	0
Options	Frost	0	0	0	0	3,816	3,816	3,816
(3)	Shultis	0	0	0	0	3,180	3,180	3,180
	Trova	0	0	0	0	3,180	3,180	3,180

Restricted	D’Ambra	0	0	0	0	0	0	0
Stock	Frost	0	0	0	0	143,616	143,616	143,616
(3)	Shultis	0	0	0	0	137,280	137,280	137,280
	Trova	0	0	0	0	137,280	137,280	137,280

Health Care	D’Ambra	0	29,411	29,411	0	29,411	0	29,411
Benefits	Frost	0	9,207	9,207	0	9,207	0	9,207
(4)	Shultis	0	9,207	9,207	0	9,207	0	9,207
	Trova	0	9,207	9,207	0	9,207	0	9,207

Tax Gross-	D’Ambra	0			0		0
Up (5)	Frost	0			0		0
	Shultis	0			0		0
	Trova	0			0		0

Outplacement	D’Ambra	0	12,000	12,000	12,000	0	0	12,000
(6)	Frost	0	5,000	5,000	5,000	0	0	5,000
	Shultis	0	5,000	5,000	5,000	0	0	5,000
	Trova	0	5,000	5,000	5,000	0	0	5,000

Total	D’Ambra	0	1,041,411	1,041,411	12,000	129,411	0	1,541,411
	Frost	0	335,177	335,177	5,000	209,809	147,432	482,609
	Shultis	0	216,225	216,225	5,000	161,685	140,460	356,685
	Trova	0	241,874	241,874	5,000	177,334	140,460	382,334

(1)	Cash Severance
Dr. D’Ambra’s employment agreement provides for 24 months of severance (base salary and bonus) in the event a termination due to “termination without cause,” or by “company breach.” The agreement provides for 36 months of salary and bonus in the event of termination due to a change in control, provided the termination occurs within two years of the change in control.

Dr. Trova and Mr. Frost, as well as Mr. Shultis are employed under employment agreements that provide for 12 months of cash severance payment (base salary and bonus) in the event their employment terminated due to: (1) company breach, (2) without cause or (3) due to a change in control, provided that the termination due to change in control occurs within two years of the change in control. Mr. Shultis is no longer employed by the Company as of January 3, 2007.

(2)	Pro Rata Bonus
Dr. D’Ambra’s employment agreement provides that “an amount equal to the executive’s cash bonus received in respect of the year immediately preceding the year of termination...” The amount shown represents a multiple of two (2) or three (3) times the bonus paid in 2006 for the 2005 plan/year. Two times (x) of the termination is triggered without cause or by company breach and three times (x) by change in control.

Executives Trova, Shultis and Frost are to be paid bonuses as calculated above, except at a single year multiple for either change of control, without cause or by company breach. Mr. Shultis is no longer employed by the Company as of January 3, 2007.

(3)	Stock Options and Restricted Stock
This amount represents the intrinsic value (that is, the value based upon the company’s stock price, and in the case of options minus the exercise price) of equity awards that would become exercisable as of December 31, 2006.

(4)	Health Care
The amounts indicated are equal to the amount cost to the company minus employee paid premiums for the executive’s health insurance premiums. In 2007, such cost to the company for health and dental insurance is calculated at $9,207. Dr. D’Ambra’s agreement provides for three (3) years of health and dental coverage. An increase rate of 8% was assumed for determining the calculations for the final 2 of 3 years.

(5)	Tax Gross-Up
The amount shown in this row represents the value of the additional payment that would be received by the Executive to make up for any taxes that are required to be deducted from salary or bonus payments made in the event of a change in control. This payment or tax gross up is provided for in Dr. D’Ambra’s, Mr. Frost’s and Dr. Trova’s employment agreements.

(6)	Outplacement The amount shown in this row represents the value of services provided by a third party to assist the executives in obtaining a new position.

(7)	Termination upon Death or Disability
Each executive’s agreement provides that “upon death or disability,” the executive would receive a pro rata bonus based on the number of days the executive worked in the year prior to death or disability. The payments reflected in this column represent the full 365 day exposure, as there is no means of determining any other realistic calculation.

(8)	Termination after Change-in-Control
Each executive’s agreement contains a “double-trigger” event wherein a change-in-control event coupled with a termination within twenty-four (24) months results in the amounts reflected in this column.

COMPENSATION OF DIRECTORS

Our directors who are also employees receive no additional compensation for their services as directors.

Our non-employee directors are compensated in accordance with a compensation policy that has been determined by the Compensation Committee of the Board. In the second quarter of 2006, a market analysis of Board Compensation practices was conducted by independent compensation consultants Presidio Partners at the request of the Compensation Committee. Presidio presented information to the Committee regarding each component of compensation and information regarding total compensation versus market. Taking into consideration Presidio’s findings and recommendations, the Compensation Committee recommended bringing director compensation more in line with market date, effective for the year 2006.

During 2006, we paid our non-employee directors:

•	An annual retainer of $30,000 for their services

•	$2,000 for each Board of Directors meeting attended

•	$1,000 for each Board of Directors where participation was by teleconference

•	$1,000 to members of each committee for each committee meeting attended

•	$500 to members of each committee for each committee meeting where participation was by teleconference

•	$13,500 to the Lead Independent Director

•	$13,500 to the chair of the Audit Committee

•	$10,000 to the chair of each of the Compensation Committee, Nominating and Corporate Governance Committee and Research and Development Committee

Non-employee directors also are reimbursed for reasonable expenses incurred to attend Board of Directors and committee meetings.

Non-employee directors are required to own AMRI shares. The Board of Directors of the Company adopted a policy requiring that the annual fee paid to each non-employee director will be paid half in cash and half in a grant of common stock of the Company until such time as such director holds common stock of the company having a fair market value of at least $100,000 and may receive a greater portion of his annual retainer fee in the form of cash subject to this minimum holding requirement. At any time, non-employee directors may choose to receive a greater portion of their annual retainer fee in the form of restricted stock.

Additionally, in 2006, each non-employee director received a grant for non-qualified stock options to purchase 5,000 shares of Common Stock. These options are granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant. The options vest in three annual installments beginning on the first anniversary of the date of grant based on continued Board service.

Director Compensation Table

	Fees Earned or Paid in Cash	Stock Awards (1)(a)(b)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation	Total
Name	($)	($)	($)	($)		($)	($)
Paul Anderson	50,005	14,995	27,636	—	—	—	92,636
Veronica Jordan	17,500	14,995	1,376	—	—	—	33,371
Don Kuhla	30,005	14,995	13,648	—	—	—	58,648
Kevin O’Connor	47,505	14,995	27,636	—	—	—	90,136
Arthur Roth	57,630	10,370	34,282	—	—	—	102,282
Una Ryan	2,000	29,989	1,376	—	—	—	33,365
Anthony Tartaglia	49,000	30,000	27,636	—	—	—	106,636
Frank Haydu	40,000	—	27,636	—	—	—	67,636

AMRI does not provide termination of change or control agreements for non-employee directors. Nor are any perquisites or life insurance premium payments offered to the directors.

(1)	(a) Directors’ annual retainer is required to be paid 50% in cash and 50% in AMRI Stock until such time as the Director holds AMRI stock with a minimum value of at least $100,000. Award values in the column labeled Stock Awards (1) reflect such payments.

(b) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of shares granted in 2006 in accordance with SFAS 123R. Fair value is calculated using the closing price of AMRI stock on the date of grant.

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to the directors. The fair value was estimated using the Black-Scholes option-pricing model in accordance with the SFAS 123R. The following directors have outstanding option awards at 2006 fiscal year-end: Dr. Anderson (25,000), Dr. Jordan (5,000), Dr. Kuhla (10,000), Mr. O’Connor (32,500), Mr. Roth (20,000) Dr. Ryan (5,000), and Dr. Tartaglia (48,750).

Compensation Committee Interlocks and Insider Participation

During 2006, Dr. Tartaglia, Dr. Anderson and Mr. O’Connor served as members of the Compensation Committee. During the last year, no executive officer of the Company served as: (i) a member of the Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a Director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a Director of the Company.

Related Party Transactions

Dr. D’Ambra is entitled to payments under the Company’s Technology Development Incentive Plan for amounts paid to the Company under the license agreement with Sanofi-Aventis, including 10% of all royalties paid to the Company. During 2006, Dr. D’Ambra earned the right to receive payments in the aggregate amount of $2,703,168 under this plan. Please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 15, 2007 for information on the Company’s licensing agreement with Sanofi-Aventis.

Mr. O’Connor is the Chief Executive Officer of Tech Valley Communications, a telecommunications which services the Albany, New York region. During 2006, Tech Valley Communications was one of the providers of telephone and internet services to the company. Tech Valley Communications was paid $156,000, $171,000, and $181,000 for services rendered to the Company in 2006, 2005, and 2004 respectively.

Audit Committee Report

The Audit Committee reviews AMRI’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controllership, for preparing the financial statements and for the public reporting process. KPMG LLP, our company’s independent auditor for 2006, is responsible for expressing opinions on the conformity of the company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the company’s internal control over financial reporting. In addition, KPMG will express its own opinion on the effectiveness of the company’s internal control over financial reporting.

In this context, the committee has reviewed and discussed with management and KPMG the audited financial statements for the year ended December 31, 2006, management’s assessment of the effectiveness of the company’s internal control over financial reporting and KPMG’s evaluation of the company’s internal control over financial reporting. The committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). KPMG has provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee has discussed with KPMG that firm’s independence. The committee has concluded that KPMG’s provision of audit and non-audit services to AMRI and its affiliates are compatible with KPMG’s independence. Based on the considerations and discussions referred to above, the committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2006 be included in our Annual Report on Form 10-K for 2006. This report is provided by the following independent directors, who comprise the committee:

Arthur Roth (Chairman)
Anthony Tartaglia, M.D.
Veronica Jordan, Ph.D.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of April 25, 2007 of (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company’s Common Stock, (ii) the directors and Named Executive Officers of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number	Percent (2)
Named Executive Officers
Thomas E. D’Ambra, Ph.D. (3)	4,647,416	14.1%
Mark T. Frost (4)	88,600	*
Kenton L. Shultis (5)	72,098	*
Michael P. Trova, Ph.D. (6)	144,411	*

Directors
Paul S. Anderson, Ph.D. (7)	19,182	*
Veronica G.H. Jordan, Ph.D.	1,268	*
Donald E. Kuhla, Ph.D. (8)	131,146	*
Kevin O’Connor (9)	32,899	*
Arthur J. Roth (10)	26,000	*
Una S. Ryan, Ph.D., O.B.E	2,535	*
Anthony P. Tartaglia, M.D. (11)	80,338	*
All executive officers and directors as a group (11 persons)	5,240,483	16.0%

Five Percent Shareholders
Constance M. D’Ambra (12)	4,647,416	14.1%
Thomas E. D’Ambra Family Trust I (13)	3,065,189	9.3%
Dimensional Fund Advisors LP (14)	2,913,766	8.9%
Chester J. Opalka (15)	2,356,399	7.2%
Advisory Research, Inc. (16)	1,815,970	5.5%

*	Less than 1%.

(1)	The address of all listed Executive Officers and Directors is c/o Albany Molecular Research, Inc., 26 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(2)	All percentages have been determined as of April 25, 2007 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting and/or investment power with respect to the Company’s shares of Common Stock. Unless otherwise indicated, to the knowledge of the Company, the named person possesses sole voting and investment power with respect to their shares. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days after April 25, 2007. For purposes of computing the percentage of outstanding shares of the Company’s Common Stock held by each person or group of persons named above, any shares of Common Stock which such person or persons has or have the right to acquire within 60 days after April 25, 2007 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of April 25, 2007, a total of 32,234,782 shares of Common Stock were issued and outstanding.

(3)	Includes 4,647,416 shares owned jointly by Dr. and Mrs. D’Ambra, as to which shares Dr. and Mrs. D’Ambra share voting and investment power. Excludes 3,065,189 shares held by the Thomas E. D’Ambra Family Trust I, as to which shares Dr. D’Ambra does not have or share the power to vote or dispose.

(4)	Includes 67,500 shares subject to options exercisable within 60 days and 10,000 restricted shares.

(5)	Includes 26,575 shares subject to options exercisable within 60 days and 10,000 restricted shares.

(6)	Includes 78,923 shares subject to options exercisable within 60 days and 10,000 restricted shares.

(7)	Includes 15,000 shares subject to options exercisable within 60 days.

(8)	Includes 5,000 shares subject to options exercisable within 60 days.

(9)	Includes 25,833 shares subject to options exercisable within 60 days.

(10)	Includes 15,000 shares subject to options exercisable within 60 days.

(11)	Includes 50,000 shares subject to options exercisable within 60 days.

(12)	Includes 4,647,416 shares owned jointly by Dr. and Mrs. D’Ambra, as to which shares Dr. and Mrs. D’Ambra share voting and investment power. Excludes 3,065,189 shares held by the Thomas E. D’Ambra Family Trust I, as to which shares Mrs. D’Ambra does not have or share the power to vote or dispose. The address for Mrs. D’Ambra is c/o Albany Molecular Research, Inc., 26 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(13)	Includes 3,065,189 shares held by the Thomas E. D’Ambra Family Trust I based on information provided by the Trustee, Thomas G. Mazzotta. Mr. Mazzotta has sole voting and dispositive power and, accordingly, is the beneficial owner of all shares held by the Thomas E. D’Ambra Family Trust I. The address is: Thomas E. D’Ambra Family Trust I, c/o Thomas G. Mazzotta 9 Washington Square, Albany, NY 12205. Mr. Mazzotta disclaims any pecuniary interest in the shares held by the Thomas E. D’Ambra Family Trust I.

(14)	Based on information set forth in Schedule 13G/A filed under the Securities Exchange Act of 1934 on February 9, 2007 by Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. The address of Dimensional Fund Advisors LP is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(15)	The address for Mr. Opalka is c/o Albany Molecular Research, Inc., 26 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(16)	Based on information set forth in Schedule 13G filed under the Securities Exchange Act of 1934 on February 20, 2007 by Advisory Research, Inc. The address of Advisory Research, Inc. is 180 North Stetson St., Suite 5500, Chicago, IL 60601.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company has retained Mellon Investor Services to assist in the solicitation of proxies for a fee of $3,500 plus reimbursement of expenses.

HOUSEHOLDING OF PROXY MATERIALS

Our 2006 Annual Report, including audited financial statements for the fiscal year ended December 31, 2006, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, we have undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if our company has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, the Company will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to Albany Molecular Research, Inc., 26 Corporate Circle, Albany, New York 12203, Attention: Michael P. Williams, Secretary. If your household is receiving multiple copies of the Company’s Annual Report or proxy statement and you wish to request delivery of a single copy, you may send a written request to Albany Molecular Research, Inc., 21 Corporate Circle, Albany, New York 12203, Attention: Secretary.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2008 annual meeting of stockholders must be received in writing by the Company by January 1, 2008. Such proposals must also comply with the requirements as to form and substance established by the Securities and Exchange Commission if such proposals are to be included in the proxy statement and form of proxy. Any such proposals should be mailed to: Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, Attention: Secretary.

Stockholder proposals intended to be presented at the 2008 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be delivered to, or mailed and received at, Albany Molecular Research, Inc., 26 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, together with all supporting documentation required by the Company’s Amended and Restated By-laws, not earlier than February 5, 2008 nor later than March 21, 2008; provided, however, that in the event that the annual meeting is scheduled to be held before May 5, 2008 or after August 3, 2008, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. The proposal must also comply with the other requirements contained in the Company’s Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to the Securities and Exchange Commission’s rules governing the exercise of this authority.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On behalf of AMRI and its affiliates, the Audit Committee of the Board retained KPMG LLP to audit our consolidated financial statements and our internal control over financial reporting for 2006 and to attest to management’s report on internal control over financial reporting. We understand the need for KPMG to maintain objectivity and independence in its audit of our financial statements and our internal control over financial reporting. To minimize relationships that could appear to impair the objectivity of KPMG, our Audit Committee has restricted the non-audit services that KPMG may provide to us.

The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by KPMG. The chair of the committee is authorized to pre-approve any audit and non-audit service on behalf of the committee, provided such decisions are presented to the full committee at its next regularly scheduled meeting. The aggregate fees billed by KPMG in 2006 and 2005 for these various services were:

	2006	2005
Type of Fees	($’s in 000’s)
Audit Fees	$898	$764
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$898	$764

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that AMRI paid to KPMG for the audit of AMRI’s annual financial statements included in the Form 10-K and review of financial statements included in the Form 10-Qs; for the audit of AMRI’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of AMRI’s financial statements and internal control over financial reporting, including services in connection with assisting the company in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations. “Audit-related fees” also include merger and acquisition due diligence and audit services and employee benefit plan audits. “Tax fees” are fees for tax compliance, tax advice and tax planning, and “all other fees” are fees for any services not included in the first three categories.

On May 18, 2005, the Company dismissed Pricewaterhouse Coopers LLP (“Pricewaterhouse Coopers”) as its independent registered public accounting firm. The aggregate fees billed by Pricewaterhouse Coopers for professional services rendered for the review of the Company’s financial statements for the quarter ended March 31, 2005 totaled $48,671.

A member of KPMG will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, the Company believes that all of the Section 16 filing requirements were satisfied for 2006 except as follows:

•	Due to an administrative error the May 5 Form 4 stock and options forms were filed late on behalf of Mark T. Frost and Michael P. Trova, Ph.D.

•	Due to an administrative error the June 1 Form 4 stock forms were filed late on behalf of Donald E. Kuhla, Ph.D.; Kevin O’Connor; Anthony P. Tartaglia, M.D. ; as well as options filed late on behalf of Paul S. Anderson, Ph.D.; Donald E. Kuhla, Ph.D.; Kevin O’Connor; Arthur J. Roth; and Anthony P. Tartaglia, M.D.

•	Due to a lack of Edgar Codes the October 30 Form 4 stock and options forms were filed late on behalf of Veronica G.H. Jordan, Ph.D. This also resulted in a late Form 3 filing.

•	Due to an administrative error the October 30 Form 4 stock and options forms were filed late on behalf of Una S. Ryan, Ph.D., O.B.E. This also resulted in a late Form 3 filing.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

AUDIT COMMITTEE CHARTER

ALBANY MOLECULAR RESEARCH, INC.

(Adopted by the Board of Directors at a meeting held on March 31, 2004)

I. General Statement of Purpose

     The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Albany Molecular Research, Inc. (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•

take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II. Composition

     The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

     Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

1

     Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

     The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV. Meetings

     The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V. Responsibilities and Authority

A. Review of Charter

•

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

2

B. Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Nominating and Corporate Governance Committee.

C. Matters Relating to Selection, Performance and Independence of Independent Auditor

•

The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•

The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•

The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•

The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the

3

Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•

The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•

The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•

obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

•

review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

•	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

4

D. Audited Financial Statements and Annual Audit

•

The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•

The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee must review:

(i)

any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)	major issues as to the adequacy of the Company’s internal controls [any special audit steps adopted in light of material control deficiencies];

(iii)

major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)	the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•

The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation

5

Reform Act of 1995 has not been implicated.

•

The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•	This review may also include:

(i)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(ii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

(iii)	any management or internal control letter issued, or proposed to be issued, by the auditors.

•

The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•

If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•

Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

6

•

The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E. Unaudited Quarterly Financial Statements

•

The Audit Committee shall review and may discuss with management and the independent auditor as appropriate, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F. Earnings Press Releases

•

The Audit Committee shall review and discuss the Company’s earnings and related financial information expected to be announced in any press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

G. Risk Assessment and Management

•	The Audit Committee shall discuss the process by which the Company’s exposure to risk is assessed and managed by management.

•

In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

H. Procedures for Addressing Complaints and Concerns

•

The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee

7

deems necessary or appropriate.

I. Regular Reports to the Board

•

The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI. Additional Authority

     The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A. Engagement of Advisors

•

The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B. Legal and Regulatory Compliance

•

The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•

The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C. Conflicts of Interest

•

The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

8

D. General

•

The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•

In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•

The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

     Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

9

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS:
FOR all nominees listed to the right (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	01 Thomas E. D’ Ambra, Ph.D.; 02 Anthony P. Tartaglia, M.D.; and 03 Veronica G.H. Jordan, Ph.D

(INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through that individual’s name above.)

2.	In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
		Dated:	, 2006

Signature

Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person of the stockholders’ corporation or partnership, stating his or her title or authority.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/amri Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Electronic versions of the Albany Molecular Research, Inc.
Annual Report and Proxy Statement are available at
www.albmolecular.com under Investor Info.

ALBANY MOLECULAR RESEARCH, INC.
21 CORPORATE CIRCLE, P.O. BOX 15098
ALBANY, NEW YORK 12212-5098
PROXY FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALBANY MOLECULAR RESEARCH, INC.

THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, EACH DATED MAY 4, 2007, AND HEREBY CONSTITUTES AND APPOINTS THOMAS E. D’AMBRA, PH.D. AND MARK T. FROST (THE “PROXIES”) AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE AND TO ACT ALONE, AND AUTHORIZES EACH OF THEM ACTING SINGLY, TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE OF THIS PROXY CARD, ALL SHARES OF COMMON STOCK OF ALBANY MOLECULAR RESEARCH, INC., HELD OF RECORD BY THE UNDERSIGNED ON APRIL 25, 2007, AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”) TO BE HELD ON MONDAY, JUNE 4, 2007 AT 10:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH IN PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, APPEARING ON THE REVERSE SIDE HEREOF.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲

You can now access your Albany Molecular Research, Inc. account online.

Access your Albany Molecular Research, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Albany Molecular Research, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time